                              THE MILLS CORPORATION
                            SUPPLEMENTAL INFORMATION
                                TABLE OF CONTENTS
                               AS OF JUNE 30, 1998


INFORMATION                                                                 PAGE
-----------                                                                 ----
Overview                                                                     5-6

Summary of Properties                                                        7-8

Supplemental Financial Data                                                    9

Property Operating Income                                                  10-13

Occupancy Analysis                                                            14

Lease Expiration Schedule                                                  15-16

Rental Rate Analysis                                                          17

Summary of Outstanding Consolidated Indebtedness                              18

Summary of Outstanding Unconsolidated Indebtedness                            19

Mills Gross Sales                                                             20

Capital Expenditures                                                       21-23

                              THE MILLS CORPORATION
                                    OVERVIEW


THE COMPANY


The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT") .

The Company, which conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owns, as of June 30, 1998, a 1% interest as the sole general partner and a 58.3% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion, and management of super-regional, value and entertainment-oriented outlet malls (the "Mills") and community shopping centers (the "Community Centers"). As of June 30, 1998, the Operating Partnership owns or holds an interest in the following operating properties:

Mills                                        Location
-----                                        --------

Franklin Mills                               Philadelphia, PA
Gurnee Mills                                 Gurnee, IL (Chicago)
Potomac Mills                                Woodbridge, VA (Washington, DC)
Sawgrass Mills                               Sunrise, FL (Ft. Lauderdale)
Ontario Mills                                Ontario, CA (Los Angeles)
Grapevine Mills                              Grapevine, TX (Dallas/Fort Worth)
Arizona Mills                                Tempe, AZ (Phoenix)

Community Centers                            Location
-----------------                            --------

Butterfield Plaza                            Downers Grove, IL
Coopers Plaza                                Voorhees, NJ
Crosswinds Center                            St. Petersburg, FL
Fashion Place                                Columbia, SC
Germantown Commons Shopping Center           Germantown, MD
Gwinnett Marketfair                          Duluth, GA
Liberty Plaza                                Philadelphia, PA
Montgomery Village Off-Price Center          Gaithersburg, MD
Mount Prospect Plaza                         Mount Prospect, IL
West Falls Church Outlet Center              Falls Church, VA
Western Hills Plaza                          Cincinnati, OH


In addition to the operating properties, the Company is actively involved in the development of a number of new Mills, including The Block at Orange (Orange, California), Katy Mills (Houston, TX), Meadowlands Mills (Carlstadt, NJ), Concord Mills (Charlotte, NC), Vaughan Mills (Toronto, Canada), Opry Mills (Nashville, TN) and Sawgrass Phase III Expansion (Sunrise, FL).

PURPOSE OF FILING

The purpose of this supplemental information package is to provide supplemental information regarding the operations, assets and liabilities as of June 30, 1998 for the Company and Operating Partnership.

                              THE MILLS CORPORATION
                                    OVERVIEW




CAUTIONARY STATEMENT


Certain matters discussed in this form 8-K and the information incorporated by reference herein contain "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to, without limitation, future economic performance, plans and objectives of management for future operation and projections of revenue and other financial items, demographic projections and federal income tax considerations, which can be identified by the use of forward-looking terminology such as "may", "will", "except", "anticipate", "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements.

                              THE MILLS CORPORATION
                              SUMMARY OF PROPERTIES

The following table sets forth certain information with respect to the Properties and the Mills under development as of June 30, 1998:

                                                                              Approx.           Approx.       Approx.
                                                                               Total            Anchor       Specialty
                                                                               Approx.           Store         Store
                                   Metropolitan         Year    Ownership        GLA              GLA           GLA
     Name/Location                Area Serviced        Opened   Percentage   (Sq. Ft.)(1)     (sq. ft)(1)    (sq. ft)(1)
     -------------                -------------        ------   ----------   ------------     -----------    -----------
MILLS
Potomac Mills..............     Washington D.C./        1985        100%      1,636,870        1,009,010      627,860
       Woodbridge, VA             Baltimore
Franklin Mills.............     Philadelphia/           1989        100%      1,718,719        1,122,466      596,253
       Philadelphia, PA           Wilmington
Sawgrass Mills.............     Fort Lauderdale, FL/    1990        100%      1,878,522        1,201,905      676,617
       Sunrise, FL                Miami/Palm Beach
Gurnee Mills...............     Chicago/Milwaukee       1991        100%      1,653,482        1,020,676      632,806
        Gurnee, IL
Ontario Mills..............     Los Angeles             1996         50%      1,325,984(4)       804,470      521,514
        Ontario, CA
Grapevine Mills............     Dallas/Fort Worth       1997       37.5%      1,241,769(5)       698,670      543,099
     Grapevine, TX
Arizona Mills..............     Phoenix                 1997       36.8%      1,209,524          678,307      531,217
     Tempe, AZ
                                                                             ==========      ===========   ==========
   MILLS TOTALS/WEIGHTED AVERAGES.................                           10,664,870        6,535,504    4,129,366
                                                                             ==========      ===========   ==========

COMMUNITY CENTERS (11 CENTERS)                                                2,220,013        1,378,956      841,057
                                                                             ==========      ===========   ==========

                                                                                              12 Mos. Ended
                                                                   Annualized      No. of        6/30/98
                                   Metropolitan        Percent        Base        Anchor     Specialty Store
     Name/Location                Area Serviced        Leased (2)    Rent (7)    Stores (3)     Sales PSF
     -------------                -------------        ----------    --------    ----------     ---------
MILLS
Potomac Mills..............     Washington D.C./          96%      $20,837,604       17           $325
       Woodbridge, VA             Baltimore
Franklin Mills.............     Philadelphia/             95%       16,722,377       18            296
       Philadelphia, PA           Wilmington
Sawgrass Mills.............     Fort Lauderdale, FL/      99%       24,436,144       20            457
       Sunrise, FL                Miami/Palm Beach
Gurnee Mills...............     Chicago/Milwaukee         96%       16,498,135       16            275
        Gurnee, IL
Ontario Mills..............     Los Angeles               97%       17,486,415       17            350
        Ontario, CA
Grapevine Mills............     Dallas/Fort Worth         94%       19,873,838       16            N/A(6)
     Grapevine, TX
Arizona Mills..............     Phoenix                   95%       18,572,776       15            N/A(6)
     Tempe, AZ
                                                                   ===========    =====
   MILLS TOTALS/WEIGHTED AVERAGES.................        96%      134,427,289      119           $346
                                                                   ===========    =====

COMMUNITY CENTERS (11 CENTERS)                            92%       17,997,190       28
                                                                   ===========    =====

(1) Includes 962,163 square feet of GLA owned by certain anchor store tenant as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-208,602 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza - 13,741 square feet of GLA; West Falls Church- 2,240 square feet of GLA and Ontario Mills - 125,000 square feet of GLA.

(2) Percent Leased is defined as all space leased and for which rent is being paid as of June 30, 1998, excluding tenants with leases having a term of less than 1 year plus GLA owned by anchor store tenants.

(3) Anchor stores include all stores occupying more than 20,000 square feet and tenant owned anchors described in footnote (1).

(4) Ontario Mills will contain approximately 1.7 million square feet of GLA, including GLA owned by certain anchor store tenants, upon completion.

(5) Grapevine Mills will contain approximately 1.5 million square feet of GLA, including GLA owned by certain anchor store tenants, upon completion.

(6) 12 Mos. Ended 6/30/98 Specialty Store Sales PSF information is not available for Grapevine Mills and Arizona Mills which commenced business in October 1997 and November 1997, respectively.

(7) Annualized Base Rent is defined as the contractual minimum rent of tenants comprising GLOA at 6/98 multiplied by 12.

                              THE MILLS CORPORATION
                              SUMMARY OF PROPERTIES


PROJECTS UNDER DEVELOPMENT

                                                      Actual/                                                Estimated     Anchor
                                                    Anticipated    Anticipated     Approx.                   Aggregate     Store
                                Metropolitan        Construction     Opening        GLA          Company      Project      Tenant
      Name/Location             Area Serviced       Start Date(1)     Date(1)   (Sq. Ft.)(1,2)   Ownership    Cost(1)    Commitments
      -------------             -------------       -------------     -------   --------------   ---------    -------    -----------
                                                                                                             (millions)

The Block at Orange           Los Angeles/              1997           1998         811,000        50.0%        $194         10
     Orange, CA                  Orange County
Sawgrass Phase III Expansion  Fort Lauderdale, FL/      1997           1999         300,000        50.0%        $ 66          3
       Sunrise, FL               Miami/Palm Beach
Katy Mills                    Houston                   1998           1999       1,400,000        75.0%        $225         10
      Houston, TX
Concord Mills                 Charlotte                 1998           1999       1,400,000        50.0%        $217          9
      Concord, NC
Opry Mills                    Nashville                 1998            N/A(3)    1,200,000        66.7%        $220          3
       Nashville, TN
Vaughan Mills                 Toronto                   1999            N/A(3)    1,400,000          N/A(3)     $222        N/A(4)
      Toronto, Canada
Meadowlands Mills             New York City/            1999            N/A(3)          N/A(3)      66.7%       N/A(4)      N/A(5)
      Carlstadt, NJ              Northern New Jersey

(1) Anticipated Construction Start Dates and Opening Dates, Project Costs and Approximate GLA may be subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.

(2) Approximate GLA includes space that may be owned by certain anchor store tenants.

(3) The ownership structure, budgets and/or start dates for these properties have not yet been determined.

(4)   The Company's leasing efforts have not yet commenced for these projects.

(5) Leasing activity has not yet commenced for this project, however, the Company has received letters of interest from 17 anchor store tenants.

                          SUPPLEMENTAL FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)


                                                            THREE MONTHS ENDED         SIX MONTHS ENDED
                                                                  JUNE 30                  JUNE 30
                                                             1998         1997         1998         1997
                                                           --------     --------     --------     --------
STATEMENT OF OPERATIONS DATA:

   REVENUES:
      Minimum rent                                         $ 25,036     $ 23,818     $ 49,573     $ 47,018
      Percentage rent                                           233        1,003        1,399        2,122
      Recoveries from tenants                                12,109       11,422       24,173       22,972
      Other property revenue                                  1,488        1,355        2,978        2,632
      Fee income                                              3,365        1,846        4,744        4,361
      Interest income                                           679        1,072        1,788        1,635
                                                           --------     --------     --------     --------
      Total revenues                                         42,910       40,516       84,655       80,740

   EXPENSES:
      Recoverable from tenants                               10,517       10,290       20,900       20,689
      Other property operating                                1,238        1,878        2,707        3,201
      General and administrative                              2,578        1,991        4,984        4,237
      Interest expense                                       10,820        9,995       21,914       22,044
      Depreciation and amortization                           8,685        8,361       18,297       16,847
                                                           --------     --------     --------     --------
      Total expenses                                         33,838       32,515       68,802       67,018

   Other income/(expense)                                       (43)         (40)         (86)         203
   Equity in earnings of unconsolidated joint ventures          891          888        2,831        1,001
                                                           --------     --------     --------     --------

   Income before extraordinary item and minority              9,920        8,849       18,598       14,926
      interest

   Extraordinary loss                                          (422)      (8,060)        (422)      (8,060)
                                                           --------     --------     --------     --------

   Income before minority interest                            9,498          789       18,176        6,866

   Minority interest                                         (3,870)        (328)      (7,428)      (3,039)
                                                           --------     --------     --------     --------

   Net income                                              $  5,628     $    461     $ 10,748     $  3,827
                                                           ========     ========     ========     ========

   Net income per share before extraordinary item          $   0.26     $   0.24     $   0.48     $   0.41
                                                           ========     ========     ========     ========
   Net income per share (Basic)                            $   0.25     $   0.02     $   0.47     $   0.19
                                                           ========     ========     ========     ========
   Net income per share (Diluted)                          $   0.24     $   0.02     $   0.46     $   0.19
                                                           ========     ========     ========     ========

FUNDS FROM OPERATIONS (*):
   Income before extraordinary item
      and minority interest                                $  9,920     $  8,849     $ 18,598     $ 14,926

   Adjustments:
      Add: Depreciation and amortization of real estate
             assets                                           7,810        7,742       16,369       15,447
      Add: Real estate depreciation and amortization
             of unconsolidated joint ventures                 2,555          924        4,889        1,646
      Add: Extraordinary loss on debt extinguishment of
             unconsolidated joint ventures                       --           --           --          397
                                                           --------     --------     --------     --------

   Funds from operations                                   $ 20,285     $ 17,515     $ 39,856     $ 32,416
                                                           ========     ========     ========     ========

   Funds from operations per share (Basic)                 $   0.52     $   0.45     $   1.03     $   0.89
                                                           ========     ========     ========     ========
   Funds from operations per share (Diluted)               $   0.51     $   0.44     $   1.01     $   0.88
                                                           ========     ========     ========     ========

   BASIC:
   Weighted average shares                                   22,986       23,016       22,922       20,288
   Weighted average shares and units                         38,842       38,970       38,816       36,429

   DILUTED:
   Weighted average shares                                   23,589       23,444       23,532       20,676
   Weighted average shares and units                         39,445       39,398       39,425       36,818

----------
(*) The Company generally considers Funds From Operations ("FFO") a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO as defined by National Association of Real Estate Investment Trusts (NAREIT) means income (loss) before minority interest (determined in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including its ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)


THE FOLLOWING TABLE SETS FORTH THE NET INCOME FOR EACH OF THE MILLS, MAINSTREET AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 7.



FOR THE SIX MONTHS ENDED JUNE 30, 1998

WHOLLY OWNED PROPERTIES

                                                                                                      Community
                                           Potomac    Franklin    Sawgrass     Gurnee    Mainstreet    Centers      Total
                                           -------     -------     -------     -------     -------     -------     -------
RENTAL REVENUES:
     Minimum rent                          $10,490     $ 8,346     $12,892     $ 8,375     $   669     $ 8,801     $49,573
     Percentage rent                           124         158         621         194         102         200       1,399
     Recoveries from tenants                 4,448       5,662       6,969       4,471          20       2,603      24,173
     Other revenue                             341         430       1,301         607         223          76       2,978
                                           -------     -------     -------     -------     -------     -------     -------
        Total rental revenues               15,403      14,596      21,783      13,647       1,014      11,680      78,123

PROPERTY OPERATING COSTS:
     Recoverable from tenants                3,688       4,396       6,212       3,972          --       2,632      20,900
     Other operating                           374         527         216         563         747         280       2,707
                                           -------     -------     -------     -------     -------     -------     -------
        Total property operating costs       4,062       4,923       6,428       4,535         747       2,912      23,607
                                           -------     -------     -------     -------     -------     -------     -------
PROPERTY OPERATING INCOME                   11,341       9,673      15,355       9,112         267       8,768      54,516
                                           =======     =======     =======     =======     =======     =======     =======


UNCONSOLIDATED JOINT VENTURES

                                           Ontario    Grapevine    Arizona      Other        Total
                                           -------     -------     -------     -------      -------
RENTAL REVENUES:
     Minimum rent                          $ 9,348     $10,031     $ 9,201     $   267      $28,847
     Percentage rent                           204         178         233          --          615
     Recoveries from tenants                 4,295       4,250       3,834          14       12,393
     Other revenue                             849         908         823         (12)       2,568
                                           -------     -------     -------     -------      -------
        Total rental revenues               14,696      15,367      14,091         269       44,423

PROPERTY OPERATING COSTS
     Recoverable from tenants                4,119       4,209       3,181          46       11,555
     Other Operating                           852         635         957         305        2,749
                                           -------     -------     -------     -------      -------
        Total property operating costs       4,971       4,844       4,138         351       14,304
                                           -------     -------     -------     -------      -------
PROPERTY OPERATING INCOME                    9,725      10,523       9,953         (82)      30,119
                                           =======     =======     =======     =======      =======

       Mills Share (1)                     $ 2,572     $ 2,304     $ 2,355     $   (40)     $ 7,191
                                           =======     =======     =======     =======      =======

(1) Based on Mills' share of distributable cash flow for the six months ended June 30, 1998, excluding management fees.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)


THE FOLLOWING TABLE SETS FORTH THE NET INCOME FOR EACH OF THE MILLS, MAINSTREET AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 7.

FOR THE SIX MONTHS ENDED JUNE 30, 1997

WHOLLY OWNED PROPERTIES

                                                                                                      Community
                                           Potomac    Franklin    Sawgrass     Gurnee     Mainstreet   Centers      Total
                                           -------     -------     -------     -------     -------     -------     -------
RENTAL REVENUES:
     Minimum rent                          $10,284     $ 7,814     $12,138     $ 7,533     $   650     $ 8,599     $47,018
     Percentage rent                           190         204       1,210         123          57         338       2,122
     Recoveries from tenants                 3,979       5,438       6,528       4,448          24       2,555      22,972
     Other revenue                             341         454       1,046         558         184          49       2,632
                                           -------     -------     -------     -------     -------     -------     -------
        Total rental revenues               14,794      13,910      20,922      12,662         915      11,541      74,744

PROPERTY OPERATING COSTS:
     Recoverable from tenants                3,426       4,669       5,953       4,028          --       2,613      20,689
     Other operating                           373         570         398         654         815         391       3,201
                                           -------     -------     -------     -------     -------     -------     -------
        Total property operating costs       3,799       5,239       6,351       4,682         815       3,004      23,890

                                           -------     -------     -------     -------     -------     -------     -------
PROPERTY OPERATING INCOME                   10,995       8,671      14,571       7,980         100       8,537      50,854
                                           =======     =======     =======     =======     =======     =======     =======


UNCONSOLIDATED JOINT VENTURES

                                                 Ontario      Other       Total
                                                 -------     -------     -------
RENTAL REVENUES:
     Minimum rent                                $ 8,341     $   145     $ 8,486
     Percentage rent                                 460          --         460
     Recoveries from tenants                       3,502           4       3,506
     Other revenue                                   784          23         807
                                                 -------     -------     -------
        Total rental revenues                     13,087         172      13,259

PROPERTY OPERATING COSTS
     Recoverable from tenants                      3,591          38       3,629
     Other operating                                 711         249         960
                                                 -------     -------     -------
        Total property operating costs             4,302         287       4,589

                                                 -------     -------     -------
PROPERTY OPERATING INCOME                        $ 8,785     $  (115)    $ 8,670
                                                 =======     =======     =======

     Mills Share (1)                             $ 3,599     $   (64)    $ 3,535
                                                 =======     =======     =======

(1) Based on Mills' share of distributable cash flow for the six months ended June 30, 1997, excluding management fees.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)


THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 7 AND IS NOT INTENDED BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE THREE MONTHS ENDED JUNE 30, 1998

WHOLLY OWNED PROPERTIES

                                                                                                      Community
                                           Potomac    Franklin    Sawgrass     Gurnee     Mainstreet   Centers      Total
                                           -------     -------     -------     -------     -------     -------     -------
RENTAL REVENUES:
     Minimum rent                          $ 5,291     $ 4,199     $ 6,490     $ 4,202     $   337     $ 4,517     $25,036
     Percentage rent                            17          14          --          23          57         122         233
     Recoveries from tenants                 2,232       2,881       3,489       2,202           9       1,296      12,109
     Other revenue                             195         212         601         311         119          50       1,488
                                           -------     -------     -------     -------     -------     -------     -------
        Total rental revenues                7,735       7,306      10,580       6,738         522       5,985      38,866

PROPERTY OPERATING COSTS:
     Recoverable from tenants                1,850       2,226       3,159       1,941          --       1,341      10,517
     Other operating                           158         283          76         215         391         115       1,238
                                           -------     -------     -------     -------     -------     -------     -------
        Total property operating costs       2,008       2,509       3,235       2,156         391       1,456      11,755

                                           -------     -------     -------     -------     -------     -------     -------
PROPERTY OPERATING INCOME                    5,727       4,797       7,345       4,582         131       4,529      27,111
                                           =======     =======     =======     =======     =======     =======     =======


UNCONSOLIDATED JOINT VENTURES

                                           Ontario     Grapevine     Arizona      Other       Total
                                           -------      -------      -------     -------      -------
RENTAL REVENUES:
     Minimum rent                          $ 4,662      $ 5,171      $ 4,768     $   172      $14,773
     Percentage rent                           (20)          (2)         127          --          105
     Recoveries from tenants                 2,189        2,363        2,218           8        6,778
     Other revenue                             455          465          539         (11)       1,448
                                           -------      -------      -------     -------      -------
        Total rental revenues                7,286        7,997        7,652         169       23,104

PROPERTY OPERATING COSTS:
     Recoverable from tenants                2,065        2,328        1,621          16        6,030
     Other operating                           446          294          556         121        1,417
                                           -------      -------      -------     -------      -------
        Total property operating costs       2,511        2,622        2,177         137        7,447

                                           -------      -------      -------     -------      -------
PROPERTY OPERATING INCOME                    4,775        5,375        5,475          32       15,657
                                           =======      =======      =======     =======      =======

     Mills Share (1)                       $   563      $   612      $   710     $    15        1,900
                                           =======      =======      =======     =======      =======

(1) Based on Mills' share of distributable cash flow for the three months ended June 30, 1998, excluding management fees.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)


THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 7 AND IS NOT INTENDED BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.


FOR THE THREE MONTHS ENDED JUNE 30, 1997

WHOLLY OWNED PROPERTIES

                                                                                                      Community
                                           Potomac    Franklin    Sawgrass     Gurnee    Mainstreet    Centers      Total
                                           -------     -------     -------     -------     -------     -------     -------
RENTAL REVENUES:
     Minimum rent                          $ 5,133     $ 3,961     $ 6,221     $ 3,799     $   359     $ 4,345     $23,818
     Percentage rent                            74          82         589          53          36         169       1,003
     Recoveries from tenants                 1,977       2,689       3,234       2,225          13       1,284      11,422
     Other revenue                             171         210         538         302         102          32       1,355
                                           -------     -------     -------     -------     -------     -------     -------
        Total rental revenues                7,355       6,942      10,582       6,379         510       5,830      37,598

PROPERTY OPERATING COSTS:
     Recoverable from tenants                1,704       2,355       2,933       2,008          --       1,290      10,290
     Other operating                           170         478         267         309         428         226       1,878
                                           -------     -------     -------     -------     -------     -------     -------
        Total property operating costs       1,874       2,833       3,200       2,317         428       1,516      12,168

                                           -------     -------     -------     -------     -------     -------     -------
PROPERTY OPERATING INCOME                    5,481       4,109       7,382       4,062          82       4,314      25,430
                                           =======     =======     =======     =======     =======     =======     =======


UNCONSOLIDATED JOINT VENTURES

                                                  Ontario     Other       Total
                                                  ------      ------      ------
RENTAL REVENUES:
     Minimum rent                                 $4,350      $  133      $4,483
     Percentage rent                                 334          --         334
     Recoveries from tenants                       1,808           4       1,812
     Other revenue                                   397          22         419
                                                  ------      ------      ------
        Total rental revenues                      6,889         159       7,048

PROPERTY OPERATING COSTS:
     Recoverable from tenants                      1,820          38       1,858
     Other operating                                 469         158         627
                                                  ------      ------      ------
        Total property operating costs             2,289         196       2,485

                                                  ------      ------      ------
PROPERTY OPERATING INCOME                          4,600         (37)      4,563
                                                  ======      ======      ======

     Mills Share (1)                              $1,871      $  (24)     $1,847
                                                  ======      ======      ======

(1) Based on Mills' share of distributable cash flow for the three months ended June 30, 1997, excluding management fees.

                              THE MILLS CORPORATION
                               OCCUPANCY ANALYSIS



                                GROSS LEASED & OCCUPIED AREA (S.F.) (1)      GROSS LEASED & OCCUPIED AREA, NET OF ANCHORS (S.F) (2)
                                            GLA Occupied (3)                     Total Small    GLA Occupied (3)
Project                      Total GLA          at 6/98                 %         Shop GLA           at 6/98               %
-------                      ---------          -------                 -         --------           -------               -
Potomac Mills                1,636,870         1,568,394             95.82%        627,860           591,914             94.27%
Franklin Mills               1,718,719         1,630,979             94.90%        596,253           508,513             85.28%
Sawgrass Mills               1,878,522         1,850,764             98.52%        676,617           668,859             98.85%
Gurnee Mills                 1,653,482         1,589,542             96.13%        632,806           568,866             89.90%
                            -----------------------------------------------      ----------------------------------------------
Total Mills                  6,887,593         6,639,679             96.40%      2,533,536         2,338,152             92.29%

Butterfield                    114,610            99,560             86.87%         72,677            57,627             79.29%
Coopers Crossing               173,509           173,509            100.00%         14,953            14,953            100.00%
Crosswinds                     144,119           101,584             70.49%         23,298            17,535             75.26%
Fashion Place                  147,950           127,058             85.88%         74,692            53,800             72.03%
Germantown                     177,097           162,333             91.66%        130,341           115,577             88.67%
Gwinnett                       194,719           186,079             95.56%         97,172            88,532             91.11%
Liberty Plaza                  314,698           285,441             90.70%         38,210             8,953             23.43%
Montgomery Village             117,391           116,079             98.88%         80,986            79,674             98.38%
Mt. Prospect                   298,600           288,763             96.71%        126,005           116,168             92.19%
West Falls Church               87,824            85,433             97.28%         47,743            45,352             94.99%
Western Hills                  449,496           411,471             91.54%        134,980           126,563             93.76%
                            -----------------------------------------------      ----------------------------------------------
                             2,220,013         2,037,310             91.77%        841,057           724,734             86.17%
                            -----------------------------------------------      ----------------------------------------------

Total Wholly Owned           9,107,606         8,676,989             95.27%      3,374,593         3,062,886             90.76%
                            ===============================================      ==============================================

Joint Ventures:

Ontario Mills                1,325,984         1,286,337             97.01%        521,514           481,867             92.40%
Grapevine Mills              1,241,769         1,168,157             94.07%        543,099           469,487             86.45%
Arizona Mills                1,209,524         1,143,615             94.55%        531,217           465,308             87.59%
                            -----------------------------------------------      ----------------------------------------------

Total Joint Ventures         3,777,277         3,598,109             95.26%      1,595,830         1,416,662             88.77%
                            ===============================================      ==============================================

Total Wholly Owned
  and Joint Venture         12,884,883        12,275,098             95.27%      4,970,423         4,479,548             90.12%
                            ===============================================      ==============================================




                                         TOTAL VACANT S.F.
                                            Vacancies
Project                      Anchor         Small Shop           Total
-------                      ------         ----------           -----
Potomac Mills                32,530            35,946            68,476
Franklin Mills                    0            87,740            87,740
Sawgrass Mills               20,000             7,758            27,758
Gurnee Mills                      0            63,940            63,940
                            -------------------------------------------
Total Mills                  52,530           195,384           247,914

Butterfield                       0            15,050            15,050
Coopers Crossing                  0                 0                 0
Crosswinds                   36,772             5,763            42,535
Fashion Place                     0            20,892            20,892
Germantown                        0            14,764            14,764
Gwinnett                          0             8,640             8,640
Liberty Plaza                     0            29,257            29,257
Montgomery Village                0             1,312             1,312
Mt. Prospect                      0             9,837             9,837
West Falls Church                 0             2,391             2,391
Western Hills                29,608             8,417            38,025
                            -------------------------------------------
                             66,380           116,323           182,703
                            -------------------------------------------

Total Wholly Owned          118,910           311,707           430,617
                            ===========================================

Joint Ventures:

Ontario Mills                     0            39,647            39,647
Grapevine Mills                   0            73,612            73,612
Arizona Mills                     0            65,909            65,909
                            -------------------------------------------

Total Joint Ventures              0           179,168           179,168
                            ===========================================

Total Wholly Owned
  and Joint Venture         118,910           490,875           609,785
                            ===========================================


(1) Includes 962,163 square feet of GLA owned by certain anchor tenants as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-208,602 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza- 13,741 square feet of GLA; West Falls Church- 2,240 square feet of GLA, and Ontario Mills-125,000 square feet of GLA. Ground leases at Franklin Mills of 152,370 square feet and Ontario Mills of 16,595 square feet are also included.

(2) Anchor stores include all stores occupying more than 20,000 square feet.

(3) GLA occupied is defined as all space leased (including GLA owned by certain anchor store tenants) and for which rent is being paid as of June 1, 1998, excluding tenants with leases that have a term of less than 1 year.

                              THE MILLS CORPORATION
                            LEASE EXPIRATION SCHEDULE



The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of June 30, 1998 multiplied by 12.


                               No. of                    1998 (1)                      No. of                   1999
                               Leases                  Annualized                      Leases                Annualized
                              Expiring    Sq Ft         Min. Rent         psf         Expiring    Sq Ft       Min. Rent       psf
                              --------    -----         ---------         ---         --------    -----       ---------       ---
Potomac Mills:
    Anchors    (2)                -            -       $         -     $     -             -          -      $        -     $    -
    Majors      (2)               1       37,960           341,640        9.00             1     42,212         316,590       7.50
    Specialty                    21       49,402         1,576,166       31.90            22     79,284       1,545,075      19.49
    Food Court                    2        1,567            85,208       54.38             -          -               -          -
                          ----------------------------------------------------- ---------------------------------------------------
                                 24       88,929       $ 2,003,014     $ 22.52            23    121,496      $1,861,665     $15.32


Franklin Mills:
    Anchors    (2)                -            -               $ -         $ -             1    100,200       $ 547,725     $ 5.47
    Majors      (2)               1       25,127           162,069        6.45             1     40,232         370,134       9.20
    Specialty                     8       23,676           465,161       19.65            28     88,219       2,022,838      22.93
    Food Court                    -            -                 -           -             7      5,602         306,600      54.73
                          ----------------------------------------------------- ---------------------------------------------------
                                  9       48,803         $ 627,230     $ 12.85            37    234,253      $3,247,297     $13.86


Sawgrass Mills:
    Anchors    (2)                -            -               $ -         $ -             -          -             $ -        $ -
    Majors      (2)               -            -                 -           -             1     28,152         422,280      15.00
    Specialty                     7       15,906           357,202       22.46             6      9,305         329,340      35.39
    Food Court                    -            -                 -           -             2      1,206          80,500      66.75
                          ----------------------------------------------------- ---------------------------------------------------
                                  7       15,906         $ 357,202     $ 22.46             9     38,663       $ 832,120     $21.52


Gurnee Mills:
    Anchors    (2)                -            -               $ -         $ -             -          -             $ -        $ -
    Majors      (2)               1       40,752           262,850        6.45             -          -               -          -
    Specialty                    11       48,836           743,245       15.22            18     63,153       1,197,352      18.96
    Food Court                    -            -                 -           -             -          -               -          -
                          ----------------------------------------------------- ---------------------------------------------------
                                 12       89,588       $ 1,006,095     $ 11.23            18     63,153      $1,197,352     $18.96


Total w/o Joint Ventures:
    Anchors    (2)                -            -               $ -         $ -             1    100,200       $ 547,725     $ 5.47
    Majors      (2)               3      103,839           766,559        7.38             3    110,596       1,109,004      10.03
    Specialty                    47      137,820         3,141,774       22.80            74    239,961       5,094,605      21.23
    Food Court                    2        1,567            85,208       54.38             9      6,808         387,100      56.86
                          ===================================================== ===================================================
                                 52      243,226       $ 3,993,541     $ 16.42            87    457,565      $7,138,434     $15.60
                          ===================================================== ===================================================



                             No. of                     2000                       No. of                     After 2000
                             Leases                  Annualized                    Leases                     Annualized
                            Expiring     Sq Ft        Min. Rent         psf       Expiring      Sq Ft          Min. Rent
                            --------     -----        ---------         ---       --------      -----          ---------
Potomac Mills:
    Anchors    (2)              -             -      $         -      $     -          5        530,633       $ 3,009,957
    Majors      (2)             1        41,321          309,908         7.50          8        244,354         2,297,720
    Specialty                  31        81,911        2,076,555        25.35        106        371,132         8,728,886
    Food Court                  3         2,331          154,992        66.49          9          6,287           394,907
                          ---------------------------------------------------- -------------------------------------------
                               35       125,563      $ 2,541,455      $ 20.24        128      1,152,406      $ 14,431,470


Franklin Mills:
    Anchors    (2)              1        60,115        $ 390,747       $ 6.50          3        268,619       $ 1,838,124
    Majors      (2)             1        32,637          297,256         9.11          7        234,564         2,254,568
    Specialty                  27        95,193        2,064,869        21.69         77        290,438         5,797,310
    Food Court                  -             -                -            -          8          5,385           204,976
                          ---------------------------------------------------- -------------------------------------------
                               29       187,945      $ 2,752,872      $ 14.65         95        799,006      $ 10,094,978


Sawgrass Mills:
    Anchors    (2)              1        78,619        $ 255,512       $ 3.25          7        553,861       $ 3,765,905
    Majors      (2)             2        67,851          752,366        11.09          6        171,648         2,036,199
    Specialty                  68       218,275        5,195,345        23.80        117        398,636        10,248,405
    Food Court                 21        17,595          989,719        56.25          7          7,936           299,651
                          ---------------------------------------------------- -------------------------------------------
                               92       382,340      $ 7,192,942      $ 18.81        137      1,132,081      $ 16,350,160


Gurnee Mills:
    Anchors    (2)              -             -              $ -          $ -          6        534,985       $ 2,792,255
    Majors      (2)             -             -                -            -          6        194,133         2,032,037
    Specialty                  18        55,705        1,027,039        18.44        106        382,349         7,432,678
    Food Court                  1           657           22,995        35.00         26         18,166           987,684
                          ---------------------------------------------------- -------------------------------------------
                               19        56,362      $ 1,050,034      $ 18.63        144      1,129,633      $ 13,244,654


Total w/o Joint Ventures:
    Anchors    (2)              2       138,734        $ 646,259       $ 4.66         21      1,888,098      $ 11,406,241
    Majors      (2)             4       141,809        1,359,530         9.59         27        844,699         8,620,524
    Specialty                 144       451,084       10,363,808        22.98        406      1,442,555        32,207,279
    Food Court                 25        20,583        1,167,706        56.73         50         37,774         1,887,218
                          ==================================================== ===========================================
                              175       752,210     $ 13,537,303      $ 18.00        504      4,213,126      $ 54,121,262
                          ==================================================== ===========================================



                                              No. of                         Total
                                              Leases                       Annualized
                                 psf         Expiring       Sq Ft          Min. Rent            psf
                                 ---         --------       -----          ---------            ---
Potomac Mills:
    Anchors    (2)             $ 5.67             5        530,633        $ 3,009,957          $ 5.67
    Majors      (2)              9.40            11        365,847          3,265,858            8.93
    Specialty                   23.52           180        581,729         13,926,682           23.94
    Food Court                  62.81            14         10,185            635,107           62.36
                          ------------ ---------------------------------------------------------------
                               $12.52           210      1,488,394        $20,837,604         $ 14.00


Franklin Mills:
    Anchors    (2)             $ 6.84             5        428,934        $ 2,776,596          $ 6.47
    Majors      (2)              9.61            10        332,560          3,084,027            9.27
    Specialty                   19.96           140        497,526         10,350,178           20.80
    Food Court                  38.06            15         10,987            511,576           46.56
                          ------------ ---------------------------------------------------------------
                               $12.63           170      1,270,007        $16,722,377         $ 13.17


Sawgrass Mills:
    Anchors    (2)             $ 6.80             8        632,480        $ 4,021,417          $ 6.36
    Majors      (2)             11.86             9        267,651          3,210,845           12.00
    Specialty                   25.71           198        642,122         16,130,292           25.12
    Food Court                  37.76            30         26,737          1,369,870           51.23
                          ------------ ---------------------------------------------------------------
                               $14.44           245      1,568,990        $24,732,424         $ 15.76


Gurnee Mills:
    Anchors    (2)             $ 5.22             6        534,985        $ 2,792,255          $ 5.22
    Majors      (2)             10.47             7        234,885          2,294,887            9.77
    Specialty                   19.44           153        550,043         10,400,314           18.91
    Food Court                  54.37            27         18,823          1,010,679           53.69
                          ------------ ---------------------------------------------------------------
                               $11.72           193      1,338,736        $16,498,135         $ 12.32


Total w/o Joint Ventures:
    Anchors    (2)             $ 6.04            24      2,127,032        $12,600,225          $ 5.92
    Majors      (2)             10.21            37      1,200,943         11,855,617            9.87
    Specialty                   22.33           671      2,271,420         50,807,466           22.37
    Food Court                  49.96            86         66,732          3,527,232           52.86
                          ============ ===============================================================
                               $12.85           818      5,666,127        $78,790,540         $ 13.91
                          ============ ===============================================================


(1) The 1998 amounts represent the total square footage and total annualized minimum rent that will expire during the last six months of 1998.

(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

                            THE MILLS CORPORATION
                          LEASE EXPIRATION SCHEDULE



The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of June 30, 1998 multiplied by 12.

                                  No. of                        1998 (1)              No. of                     1999
                                  Leases                       Annualized             Leases                  Annualized
                                  Expiring          Sq Ft       Min. Rent     psf     Expiring      Sq Ft       Min. Rent      psf
                                  --------          -----       ---------    ----    --------      -----       ---------       ---
Ontario Mills:
      Anchors(2)                       --             --     $       --     $   --       --             --     $       --     $   --
      Majors (2)                       --             --             --         --       --             --             --         --
      Specialty                         1          2,739         96,000      35.05        4          7,675        208,140      27.12
      Food Court                       --             --             --         --       --             --             --         --
                                       --        -------     ----------     ------       --        -------     ----------     ------
                                        1          2,739     $   96,000     $35.05        4          7,675     $  208,140     $27.12

Arizona Mills:
      Anchors (2)                      --             --     $       --      $  --       --             --     $       --      $  --
      Majors (2)                       --             --             --         --       --             --             --         --
      Specialty                        --             --             --         --       --             --             --         --
      Food Court                       --             --             --         --       --              0             --         --
                                       --        -------     ----------     ------       --        -------     ----------     ------
                                        0              0     $       --      $  --        0              0     $       --      $  --

Grapevine Mills:
      Anchors (2)                      --             --     $       --     $   --        --             --     $      --     $   --
      Majors (2)                       --             --             --         --       --             --             --         --
      Specialty                         2          2,836         81,058      28.58        2          7,979        202,672      25.40
      Food Court                       --             --             --         --       --             --             --         --
                                       --        -------     ----------     ------       --        -------     ----------     ------
                                        2          2,836     $   81,058     $28.58        2          7,979     $  202,672     $25.40

Total with Joint Ventures:
      Anchors (2)                      --             --     $       --      $  --        1        100,200     $  547,725     $ 5.47
      Majors (2)                        3        103,839        766,559       7.38        3        110,596      1,109,004      10.03
      Specialty                        50        143,395      3,318,832      23.14       80        255,615      5,505,417      21.54
      Food Court                        2          1,567         85,208      54.38        9          6,808        387,100      56.86
                                       --        -------     ----------     ------       --        -------     ----------     ------
                                       55        248,801     $4,170,599     $16.76       93        473,219     $7,549,246     $15.95
                                       ==        =======     ==========     ======       ==        =======     ==========     ======

Community Centers:
      Anchors (2)                       1         56,949     $  194,300     $ 3.41       --             --     $       --     $   --
      Majors (2)                       --             --             --         --       --             --             --         --
      Specialty                        14         29,962        389,376      13.00       28         84,028      1,170,674      13.93
      Food Court                       --             --             --         --       --             --             --         --
                                       --        -------     ----------     ------       --        -------     ----------     ------
                                       15         86,911     $  583,676     $ 6.72       28         84,028     $1,170,674     $13.93
                                       ==        =======     ==========     ======       ==        =======     ==========     ======

                                     No. of                        2000               No. of
                                      Leases                    Annualized            Leases
                                     Expiring      Sq Ft         Min. Rent     psf     Expiring          Sq Ft
                                     --------      -----         ---------     ---     --------          -----
Ontario Mills:
      Anchors(2)                        --              --     $        --     $   --          4         286,023
      Majors (2)                        --              --              --         --         12         393,447
      Specialty                          6          13,267         328,742      24.78        127         429,863
      Food Court                        --              --              --         --          3          11,728
                                       ---         -------      ----------      -----        ---       ---------
                                         6          13,267     $   328,742     $24.78        146       1,121,061


Arizona Mills:
      Anchors (2)                       --              --     $        --     $   --          5         385,083
      Majors (2)                        --              --              --         --         10         293,224
      Specialty                          9          26,582         698,472      26.28        121         424,964
      Food Court                        --              --              --         --          1          13,762
                                       ---         -------      ----------      -----        ---       ---------
                                         9          26,582     $   698,472     $26.28        137       1,117,033


Grapevine Mills:
      Anchors (2)                       --              --     $        --     $   --          3         315,702
      Majors (2)                        --              --              --         --         13         382,968
      Specialty                          9          17,277         473,076      27.38        127         429,863
      Food Court                        --              --              --         --          1          11,532
                                       ---         -------      ----------      -----        ---       ---------
                                         9          17,277     $   473,076     $27.38        144       1,140,065


Total with Joint Ventures:
      Anchors (2)                        2         138,734     $   646,259     $ 4.66         33       2,874,906
      Majors (2)                         4         141,809       1,359,530       9.59         62       1,914,338
      Specialty                        168         508,210      11,864,098      23.34        781       2,727,245
      Food Court                        25          20,583       1,167,706      56.73         55          74,796
                                       ---         -------      ----------      -----        ---       ---------
                                       199         809,336     $15,037,593     $18.58        931       7,591,285
                                       ===         =======      ==========      =====        ===       =========


Community Centers:
      Anchors (2)                       --              --     $        --      $  --          8         650,811
      Majors (2)                         1          21,007         273,091      13.00         17         545,195
      Specialty                         25         105,323       1,137,560      10.80        129         528,054
      Food Court                        --              --              --         --         --              --
                                       ---         -------      ----------      -----        ---       ---------
                                        26         126,330     $ 1,410,651     $11.17        154       1,724,060
                                       ===         =======      ==========      =====        ===       =========


                               After 2000                       No. of                          Total
                               Annualized                       Leases                         Annualized
                               Min. Rent         psf           Expiring         Sq Ft           Min. Rent        psf
                               ---------         ---           --------         -----           ---------        ---
Ontario Mills:
      Anchors(2)               $  1,883,132     $ 6.58                4          286,023     $  1,883,132     $ 6.58
      Majors (2)                  4,640,544      11.79               12          393,447        4,640,544      11.79
      Specialty                   9,736,702      22.65              138          453,544       10,369,584      22.86
      Food Court                    593,155      50.58                3           11,728          593,155      50.58
                               ------------     ------              ---        ---------     ------------     ------
                               $ 16,853,533     $15.03              157        1,144,742     $ 17,486,415     $15.28


Arizona Mills:
      Anchors (2)              $  3,144,419     $ 8.17                5          385,083     $  3,144,419     $ 8.17
      Majors (2)                  4,160,598      14.19               10          293,224        4,160,598      14.19
      Specialty                   9,736,785      22.91              130          451,546       10,435,257      23.11
      Food Court                    832,502      60.49                1           13,762          832,502      60.49
                               ------------     ------              ---        ---------     ------------     ------
                               $ 17,874,304     $16.00              146        1,143,615     $ 18,572,776     $16.24


Grapevine Mills:
      Anchors (2)              $  3,654,352     $11.58                3          315,702     $  3,654,352     $11.58
      Majors (2)                  5,028,925      13.13               13          382,968        5,028,925      13.13
      Specialty                   9,741,835      22.66              140          457,955       10,498,641      22.93
      Food Court                    691,920      60.00                1           11,532          691,920      60.00
                               ------------     ------              ---        ---------     ------------     ------
                               $ 19,117,032     $16.77              157        1,168,157     $ 19,873,838     $17.01


Total with Joint Ventures:
      Anchors (2)              $ 20,088,144     $ 6.99               36        3,113,840     $ 21,282,128     $ 6.83
      Majors (2)                 22,450,591      11.73               72        2,270,582       25,685,684      11.31
      Specialty                  61,422,601      22.52            1,079        3,634,465       82,110,948      22.59
      Food Court                  4,004,795      53.54               91          103,754        5,644,809      54.41
                               ------------     ------              ---        ---------     ------------     ------
                               $107,966,131     $14.22            1,278        9,122,641     $134,723,569     $14.77
                               ============     ======            =====        =========     ============     ======

Community Centers:
      Anchors (2)              $  4,211,709     $ 6.47                9          707,760     $  4,406,009     $ 6.23
      Majors (2)                  3,734,233       6.85               18          566,202        4,007,324       7.08
      Specialty                   6,886,247      13.04              196          747,367        9,583,857      12.82
      Food Court                         --         --               --               --               --         --
                               ------------     ------              ---        ---------     ------------     ------
                               $ 14,832,189     $ 8.60              223        2,021,329     $ 17,997,190     $ 8.90
                               ============     ======            =====        =========     ============     ======


(1) The 1998 amounts represent the total square footage and total annualized minimum rent that will expire during the last six months of 1998.

(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

                              THE MILLS CORPORATION
                                  Rental Rates


The following table sets forth the average base rent per leased square foot of store openings and closings for each property for the six months ended June 30, 1998.


                                                       Anchor Stores
                         -----------------------------------------------------------------
                           Store Openings         Store Closings            Releasing
                            During Year             During Year             Spread (1)
                        --------------------   --------------------     ----------------
                         Average                 Average
                         Base Rent    Total     Base Rent     Total
                        Per Sq. Ft.  Sq. Ft.   Per Sq. Ft.   Sq. Ft.
                       -----------   ------    ----------    ------
Potomac Mills            $ 14.00     27,068     $ 10.00      32,530    $  4.00      40.00%
Franklin Mills                --         --          --          --         --         --
Gurnee Mills                  --         --          --          --         --         --
Sawgrass Mills                --         --          --          --         --         --
                                    -------     -------     -------    -------    -------

Total Mills              $ 14.00     27,068     $ 10.00      32,530    $  4.00      40.00%
                         =======    =======     =======     =======    =======    =======

Ontario Mills            $    --         --     $    --          --    $    --         --
Grapevine Mills               --         --          --          --         --         --
Arizona Mills                 --         --          --          --         --         --
                                    -------     -------     -------    -------    -------

Total Joint Ventures     $    --         --     $    --          --    $    --         --
                         =======    =======     =======     =======    =======    =======

Community Centers        $  6.00    131,812     $    --          --        N/A        N/A
                         =======    =======     =======     =======    =======    =======

                                                  Specialty Stores
                    ----------------------------------------------------------------------------
                          Store Openings           Store Closings             Releasing
                            During Year              During Year              Spread (1)
                    -------------------------     --------------------   -----------------------
                     Average                       Average
                     Base Rent        Total        Base Rent   Total
                    Per Sq. Ft.(2)    Sq. Ft.      Per Sq. Ft.  Sq. Ft.
                    ------------     ------       ----------   -------
                    C>
Potomac Mills          $ 25.12         31,008       $ 26.47       28,450     $ (1.35)      -5.10%
Franklin Mills           19.71         60,327         17.25       63,883        2.46        14.24%
Gurnee Mills             28.37         19,561         19.27       31,784        9.10        47.21%
Sawgrass Mills           29.22         29,500         24.99       30,564        4.23        16.93%
                       -------        -------       -------      -------     -------      -------

Total Mills            $ 24.11        140,396       $ 20.89      154,681     $  3.22        15.41%
                       =======        =======       =======      =======     =======      =======

Ontario Mills          $ 29.58          7,549       $ 26.61       19,431     $  2.97        11.18%
Grapevine Mills          25.03          6,764         23.79       20,357        1.24         5.21%
Arizona Mills               --             --         26.90        6,165         N/A          N/A
                       -------        -------       -------      -------     -------      -------

Total Joint Ventures   $ 27.43         14,313       $ 25.40       45,953     $  2.03         8.00%
                       =======        =======       =======      =======     =======      =======

Community Centers      $ 13.76         26,614       $ 18.59       12,501     $ (4.83)     -26.00%
                       =======        =======       =======      =======     =======      =======


(1) The releasing spread is calculated as the difference between per square foot openings and per square foot closings for the six months ended June 30, 1998. Openings and closings include renewals but exclude exercised options. The Releasing Spreads above are based on activity for the six months ended June 30, 1998. Due to this limited time period, the indicated spreads may not be representative of annualized leasing spreads.

(2) The average base rent per square foot for store openings excludes initial lease up.

                              THE MILLS CORPORATION
                SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
                             (DOLLARS IN THOUSANDS)
                               AS OF JUNE 30, 1998

                                    Principal
                                     Balance                                     Annual Interest
Mortgage/Loan                        (000's)      Term                                 Rate
-------------                       --------      ----                           --------------
Potomac Mills/Gurnee Mills:
           Tranche A                 $207,597      Fixed                                   6.905%
           Tranche B                   27,000      Fixed                                   7.021%
           Tranche C                   15,000      Fixed                                   7.235%
           Tranche D                   30,000      Fixed                                   7.701%
Franklin Mills and Liberty Plaza      128,919      Fixed                                   7.813%
Sawgrass Mills:
           Tranche A                  115,000      Fixed                                   6.450%
           Tranche B                   10,000      Variable with cap             85 bp over Libor (6)
           Tranche C                   20,000      Variable with cap            230 bp over Libor (6)
Sawgrass Mills - Phase II              18,000      Fixed                                   6.970%
Western Hills                          14,949      Fixed                                   7.675%
Nine Community Centers                 68,177      Fixed                                   7.160%
Corporate Misc                            936      Fixed                                   8.250%
Corporate Misc                          2,400      Fixed                                   6.150%
Corporate Line of Credit               60,000      Variable                140 bp over Libor
Corporate Misc                         15,000      Variable                125 bp over Libor
Sawgrass Residual                       4,700      Variable                165 bp over Libor
                                     ========
         Total                       $737,678
                                     ========

                                                         Annual     Earliest day      Recourse to
                                     Maturity           Interest    at which debt      Company or
Mortgage/Loan                          Date             (000's)    can be repaid     Op. Ptnrshp
-------------                       ----------          -------    -------------     -----------
Potomac Mills/Gurnee Mills:
           Tranche A                12/17/26 (1)        $14,335              (2)       0%
           Tranche B                12/17/26 (1)          1,896              (2)       0%
           Tranche C                12/17/26 (1)          1,085              (2)       0%
           Tranche D                12/17/26 (1)          2,310              (2)       0%
Franklin Mills and Liberty Plaza      6/1/27 (3)         10,073              (4)       0%
Sawgrass Mills:
           Tranche A                 1/18/01              7,418              (5)       0%
           Tranche B                     1/18/01            651         (5), (7)       0%
           Tranche C                     1/18/01          1,592         (5), (7)       0%
Sawgrass Mills - Phase II            1/18/01              1,255         (7), (8)     100% (15)
Western Hills                         1/1/99              1,147              (9)       0%
Nine Community Centers               1/31/01              4,881             (10)       0%
Corporate Misc                      10/31/00                 77             (12)       0%
Corporate Misc                       7/15/98                148             (12)       0%
Corporate Line of Credit              4/1/00              4,236        (8), (11)     100%
Corporate Misc                       1/18/99              1,037             (14)     100%
Sawgrass Residual                    1/18/01                358             (13)       0%
                                                        =======
          Total                                         $52,499
                                                        =======

(1) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on December 18, 2003. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate for each tranche will be increased by 2% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. Principal repayments are based on the scheduled amortization, assuming a 7% mortgage interest rate, over a 30 year period, with the monthly amortization payments being applied sequentially, beginning with Tranche A to reduce the principal balance.

(2) Optional payments of principal are not permitted prior to December 17, 1999. After such date, prepayments, in whole or in part, are permitted upon at least 15 days notice. In addition, the Company is required to pay a prepayment penalty equal to the greater of (i) 1% of the remaining principal balance or (ii) a yield preservation payment. Generally, yield preservation payments are intended to compensate the lender for the total amount of interest it would have earned on the indebtedness but for the repayment, less the amount of interest that the lender could earn if it invested the repayment amount in United States Treasury obligations or other similar securities from the date of the repayment through the maturity date of the indebtedness.

(3) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. On September 4, 1998, the loan was increased by $13,000 to $143,000. The additional $13,000 will bear an interest rate at 6.22%.

(4) This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12.5 million of the principal balance, which has been allocated to the Liberty Plaza shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).

(5) Optional payments of principal on Tranche A of this indebtedness are not permitted prior to June 20, 2000 other than in connection with certain casualty or condemnation events occurring with respect to Sawgrass Mills. On and after such date, Tranche A may be prepaid in full, but not in part, without any prepayment penalty. Optional prepayments of Tranches B and C of the indebtedness may be made, in whole or in part, at any time without any prepayment penalty, but only if payments of interest are current with respect to each outstanding Tranche and an event of default is not then continuing.

(6) The loan agreement provides for a cap on LIBOR at 14% for the life of the loan.

(7) Calculated using 30-day LIBOR at 5.6602%, which was the rate at June 30, 1998.

(8)   Prepayable, in whole or in part, at any time without prepayment penalty.

(9) This indebtedness may be prepaid, in whole or in part, upon 30 days notice to the lender and the payment of a prepayment penalty. The penalty percentage due on prepayment is 1.5% of the outstanding principal. During the last three months of its term, the indebtedness may be prepaid without penalty.

(10) Prepayable, in whole or in part, at any time, upon 60 days prior notice to the lender. Only in the case of a partial prepayment is the Company required to pay a prepayment penalty, which would equal to the greater of
      (i) 1% of the principal balance, or (ii) a yield preservation payment.

(11) The total commitment under the Line of Credit is $100,000. Funds are available subject to certain performance measures and restrictive covenants. This loan bears interest at a variable rate ranging from 100 bp to 165 bp over Libor subject to certain leverage tests (Libor + 140 bp at 6/30/98). The line of credit matures April 1, 2000.

(12) Primarily corporate debt with maturities under one year. Prepayable, in whole or in part, at any time without prepayment penalty.

(13) Prepayable, in whole or in part, at any time, upon 3 days prior notice to lender without prepayment penalty.

(14) Prepayable, in whole or in part, at any time, upon 5 days prior notice to lender without prepayment penalty.

(15) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of the loan amount (ii) upon achieving a DSC ratio of 1.35 and a debt yield of 12.5% will reduce to 0%.

                              THE MILLS CORPORATION
               SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
                             (Dollars in thousands)
                               AS OF JUNE 30, 1998


                      Principal
                       Balance      Total                    Annual Interest          Maturity
Mortgage/Loan          (000's)    Commitment    Term              Rate                  Date
-------------         ---------    ----------   ----              ----                --------
Arizona Mills          $140,002     $145,000    Variable   130 bp over Libor (4),(5)   2/1/02
Grapevine Mills         130,597      155,000    Variable   120 bp over Libor (4)      4/24/01
Ontario Mills           120,000      120,000    Fixed      7.277%            (6)       2/6/02
City Block at Orange     13,397      136,000    Variable   165 bp over Libor (4),(7)  1/22/02
Sawgrass Phase III          614       44,000    Variable   165 bp over Libor (4)      1/18/01
                       ========     ========
         Total         $404,610     $600,000
                       ========     ========


                        Annual     Earliest day       Recourse to
                       Interest    at which debt      Company or
Mortgage/Loan          (000's)     can be repaid     Op. Ptnrshp
-------------          -------      -------------     -----------
Arizona Mills              9,744       (1)             18.4%      (8)
Grapevine Mills            8,959       (2)             15.0%      (9)
Ontario Mills              8,732       (3)              0.0%
City Block at Orange         979       (3)             100.0%     (10)
Sawgrass Phase III            45       (1)             100.0%     (11)
                         =======
         Total           $28,459
                         =======



(1) This indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent. provided that (I) any partial prepayment shall

(2) This indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent.

(3) The Company shall have the right to make prepayments of the Loan, without penalty. or premium (other than the imposition of interest at the Default Rate

(4) Calculated using 30-day LIBOR at 5.6602%, which was the rate at June 30, 1998.

(5) The Applicable Margin may be reduced to 115 basis points if the Company receives a "private letter bank loan rating equal to or better than "A-".

(6) Ontario Mills purchased a SWAP agreement which effectively fixes the interest rate at a weighted average of 7.277%. The SWAP fixes the interest rates in the following manner - 7.21% on the first $70 million and 7.37% on the remaining $50 million. The SWAP agreement matures simultaneously with the debt on 2/6/02. Upon early termination of the SWAP agreement, Ontario Mills shall pay or receive commercially reasonable breakage costs.

(7) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred, (ii) the Grand Opening Date has occurred, (iii) 33% of the Specialty Space has been and continues to be leased to Specialty Tenants and 55% of the Anchor Space has been and continues to be leased to Anchors, (iv) the DSC Ratio for any Calculation Period is equal to or greater than 1.00 and (v) no Event of Default is continuing. Once these conditions have been satisfied the Interest Rate shall be LIBOR plus 150 bp. A further reduction to Libor plus 135 bp shall occur once the DSC Ratio for any period is equal to or greater than 1.25. Interest Rate will reduce to LIBOR plus 125 bp when the DSC Ratio for any period is equal to or greater than 1.40. Interest Rate will reduce to LIBOR plus 115 bp when the DSC Ratio for any period is equal to or greater than 1.50.

(8) Principal is guaranteed on a several basis by each partner (the Company's share is 36.8%) reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon completion of construction, opening and achieving $16,000 of "In-Place Minimum Rent," the Guaranteed Amount will reduce to 50%; (iii) upon achieving a 13.5% "Debt Yield," ("Debt Yield" is defined as EBITDA to total loan commitment) the Guaranteed Amount will reduce to 25% of the Loan Amount; (iv) upon achieving a 15% "Debt Yield," the Guaranteed Amount will reduce to 15% of the Loan Amount; and (v) upon achieving a 17% Debt Yield and an appraised value indicating a loan to value ratio of no greater than 55%, the Guaranteed Amount will reduce to $0. As of June 30, 1998, the Company's share of the Guaranteed Amount was 18.4% according to the above formula.

(9) Principal is guaranteed joint and several between the Company and Simon DeBartolo Group, Inc. and at June 30, 1998, the amount guaranteed was 15% of the outstanding principal balance. On August 18, 1998, this loan was repaid in full with the proceeds of a new $155,000 non-recourse permanent loan. This new loan has a ten year term with a fixed interest rate of 6.47%. The Company and Simon DeBartolo Group, Inc. have guaranteed $5,000 each on this new loan. This guarantee terminates when the debt service coverage ratio for any twelve consecutive months is equal to, or exceeds
      1.50 to 1.00.

(10) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon construction completion, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to 50%; (ii) upon achieving a DSC Ratio of 1.25 the Guaranteed Amount will reduce to 25%; (iii) upon achieving a DSC Ratio of 1.40 the Guaranteed Amount will reduce to 10%; and (iv) upon achieving a DSC Ratio of 1.50 the Guaranteed Amount will reduce to 0%.

(11) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of the loan amount (ii) upon achieving a DSC Ratio of 1.35, and a debt yield greater than or equal to 12.5% will reduce to 0%.

                              THE MILLS CORPORATION
                                   GROSS SALES
                               AS OF JUNE 30, 1998



                                Twelve Months ended June 30, 1998                 Twelve Months ended June 30, 1997
                           ----------------------------------------       ------------------------------------------------
                                Sq Ft         Sales           psf              Sq Ft               Sales               psf
                               -----         -----           ---              -----               -----               ---
Potomac Mills:
      Anchor/Majors           900,790     $ 182,803,850     $ 203            963,921           $ 187,279,375         $ 194
      Specialty               569,668       185,316,710       325            570,592             172,231,896           302
      Temporary/Kiosk               -         5,658,316         -                  -               3,149,190             -
                            ---------     -------------     -----          ---------           -------------         -----
                            1,470,458     $ 373,778,876     $ 254          1,534,513           $ 362,660,461         $ 236

Franklin Mills:
      Anchor/Majors           953,450     $ 163,778,433     $ 172            890,598           $ 166,007,612         $ 186
      Specialty               486,816       144,027,916       296            488,811             133,376,417           273
      Temporary/Kiosk               -         6,715,160         -                  -               5,972,351             -
                            ---------     -------------     -----          ---------           -------------         -----
                            1,440,266     $ 314,521,509     $ 218          1,379,409           $ 305,356,380         $ 221

Sawgrass Mills:
      Anchor/Majors         1,178,685     $ 363,419,337     $ 308          1,172,016           $ 361,023,125         $ 308
      Specialty               662,902       302,721,081       457            652,186             278,106,635           426
      Temporary/Kiosk               -        13,849,610         -                  -              12,485,546             -
                            ---------     -------------     -----          ---------           -------------         -----
                            1,841,587     $ 679,990,028     $ 369          1,824,202           $ 651,615,306         $ 357

Gurnee Mills:
      Anchor/Majors           768,982     $ 122,817,959     $ 160            656,360           $ 100,605,643         $ 153
      Specialty               569,449       156,873,021       275            556,850             144,133,417           259
      Temporary/Kiosk               -         8,238,684         -                  -               7,077,134             -
                            ---------     -------------     -----          ---------           -------------         -----
                            1,338,431     $ 287,929,664     $ 215          1,213,210           $ 251,816,194         $ 208

Ontario Mills:
      Anchor/Majors           815,486     $ 136,057,937     $ 167                N/A (3)                 N/A (3)       N/A (3)
      Specialty               464,882       162,477,554       350                N/A (3)                 N/A (3)       N/A (3)
      Temporary/Kiosk               -         7,244,442         -                N/A (3)                 N/A (3)       N/A (3)
                            ---------     -------------     -----          ---------           -------------         -----
                            1,280,368     $ 305,779,933     $ 239                N/A (3)                 N/A (3)       N/A (3)

Total Mills
      Anchor/Majors         4,617,393     $ 968,877,516     $ 210          3,682,895           $ 814,915,755         $ 221
      Specialty             2,753,717       951,416,282       346          2,268,439             727,848,365           321
      Temporary Kiosk               -        41,706,212         -                  -              28,684,221             -
                            ---------     -------------     -----          ---------           -------------         -----
                            7,371,110   $ 1,962,000,010     $ 266          5,951,334         $ 1,571,448,341         $ 264
                            =========   ===============     =====          =========         ===============         =====


                                       Twelve Months ended December 31, 1997
                                  ---------------------------------------------
                                     Sq Ft               Sales               psf
                                    -----               -----               ---
Potomac Mills:
      Anchor/Majors                 910,288          $ 184,834,466         $ 203
      Specialty                     566,004            179,387,582           317
      Temporary/Kiosk                     -              4,490,966             -
                                  ---------          -------------         -----
                                  1,476,292          $ 368,713,014         $ 250

Franklin Mills:
      Anchor/Majors                 904,677          $ 163,692,900         $ 181
      Specialty                     487,463            142,341,207           292
      Temporary/Kiosk                     -              6,388,496             -
                                  ---------          -------------         -----
                                  1,392,140          $ 312,422,603         $ 224

Sawgrass Mills:
      Anchor/Majors               1,173,109          $ 365,821,871         $ 312
      Specialty                     655,233            295,180,646           450
      Temporary/Kiosk                     -             13,962,865             -
                                  ---------          -------------         -----
                                  1,828,342          $ 674,965,382         $ 369

Gurnee Mills:
      Anchor/Majors                 681,640          $ 103,395,397         $ 152
      Specialty                     561,633            150,055,052           267
      Temporary/Kiosk                     -              8,860,293             -
                                  ---------          -------------         -----
                                  1,243,273          $ 262,310,742         $ 211

Ontario Mills:
      Anchor/Majors                 768,629          $ 133,724,268         $ 174
      Specialty                     454,598            159,284,318           350
      Temporary/Kiosk                     -              6,866,186             -
                                  ---------          -------------         -----
                                  1,223,227          $ 299,874,772         $ 245

Total Mills
      Anchor/Majors               4,438,343          $ 951,468,902         $ 214
      Specialty                   2,724,931            926,248,805           340
      Temporary Kiosk                     -             40,568,806             -
                                  ---------          -------------         -----
                                  7,163,274        $ 1,918,286,513         $ 268
                                  =========        ===============         =====

(1) Grapevine Mills and Arizona Mills are excluded from this analysis since they did not open until October 1997 and November 1997, respectively and do not have 12 months of sales data for comparison.

(2) Anchor/Major sales include sales from certain anchor tenants that own their parcels.

(3) Sales data for Ontario Mills for the Twelve Months ended June 30, 1997 is not available as Ontario Mills did not open until November 1996.

                              THE MILLS CORPORATION
                              CAPITAL EXPENDITURES


EXISTING MILLS AND EXISTING COMMUNITY CENTERS COMBINED (9)

                                                       Six Months Ended
                                                         June 30, 1998         1997             1996
                                                        ---------------   -------------    -------------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                   $     506,260     $     435,742     $     328,974

Per Square Foot (2)                                              0.04              0.05              0.04

RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                   $   2,160,759     $   5,143,206     $   4,228,743

Per Square Foot Improved (4)                                     8.30             11.90             12.71
Per Square Foot (2)                                              0.18              0.62              0.52

TOTAL RECURRING COSTS

Costs                                                   $   2,667,019     $   5,579,948     $   4,557,717
Per Square Foot (2)                                              0.22              0.67              0.56

NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                   $   2,342,536 (7) $  41,571,485 (7)  $   8,079,220

Per Square Foot Improved (5)                                    23.78             76.69             44.93
Per Square Foot (2)                                              0.20              5.03              0.99

WORK IN PROCESS (6)

Cummulative Costs                                       $   7,640,937     $   4,703,992                --

Cummulative Per Square Foot Improved (8)                        37.91             14.59                --

(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings. (6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Includes expansion costs at Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes costs relating to Sawgrass Phase III expansion.

(8) Calculated as Work In Process divided by GLA of all space with work in process.

(9) Includes Ontario Mills, Grapevine Mills, and Arizona Mills costs and square footages for second generation tenants.

                              THE MILLS CORPORATION
                              CAPITAL EXPENDITURES

EXISTING MILLS (9)

                                                      Six Months Ended
                                                       June 30, 1998          1997               1996
                                                       ----------------   --------------    --------------

RECURRING NON-TENANT CAPITAL EXPENDITURES (1)
Costs                                                   $     388,271      $    388,003       $   246,522

Per Square Foot (2)                                              0.04              0.06              0.04

RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                   $   1,352,614      $  4,518,073       $ 3,549,312

Per Square Foot Improved (4)                                    11.47             13.35             12.94
Per Square Foot (2)                                              0.14              0.75              0.60

TOTAL RECURRING COSTS

Costs                                                   $   1,740,885      $  4,906,076       $ 3,795,834
Per Square Foot (2)                                              0.18              0.81              0.64

NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                   $   1,999,645 (7)  $ 41,010,815 (7)   $ 7,746,906

Per Square Foot Improved (5)                                    28.93             78.37             50.00
Per Square Foot (2)                                              0.21              6.77              1.30

WORK IN PROCESS (6)

Cummulative Costs                                       $   6,642,563      $  3,989,739                --

Cummulative Per Square Foot Improved (8)                        57.11             31.27                --

(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Includes expansion costs at Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes costs relating to Sawgrass Phase III expansion.

(8) Calculated as Work In Process divided by GLA of all space with work in process.

(9) Includes Ontario Mills, Grapevine Mills, and Arizona Mills costs and square footages for second generation tenants.

                              THE MILLS CORPORATION
                              CAPITAL EXPENDITURES

COMMUNITY CENTERS

                                                      Six Months Ended
                                                        June 30, 1998       1997           1996
                                                       -------------     -----------    ------------

RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                   $   117,989     $    47,739     $    82,452

Per Square Foot (2)                                            0.05            0.02            0.04

RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                   $   808,145     $   625,133     $   679,431

Per Square Foot Improved (4)                                   5.68            6.68           15.06
Per Square Foot (1)                                            0.37            0.28            0.31

TOTAL RECURRING COSTS

Costs                                                   $   926,134     $   672,872     $   761,883
Per Square Foot (2)                                            0.42            0.31            0.35

NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                   $   342,891     $   560,670     $   332,314

Per Square Foot Improved (5)                                  11.66           13.73           13.35
Per Square Foot (2)                                            0.16            0.25            0.15

WORK IN PROCESS (6)

Cummulative Costs                                       $   998,374     $   714,253              --

Cummulative Per Square Foot Improved (7)                      11.71            3.66              --


(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain tenants) of the Community Centers


(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Calculated as Work In Process divided by GLA of all space with work in process.